UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2013

SUNSHINE HEART, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35312	68-0533453
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

12988 Valley View Road

Eden Prairie, Minnesota  55344

(Address of Principal Executive Offices)  (Zip Code)

(952) 345-4200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

On October 22, 2013, Sunshine Heart, Inc. (“Sunshine Heart” or the “Company”) announced that Professor Thomas Krabatsch, Andrew Kao, M.D., F.A.C.C. and Dr. William Cohn presented the initial results from the Company’s clinical study of its OPTIONS HF EU trial for the Company’s C-Pulse® System. These initial results were reported at the Transcatheter Therapeutics 2013 (“TCT”) interventional cardiology conference, which is being held October 27th through November 1st in San Francisco, California. The announcement issued by Sunshine Heart and the presentation materials delivered by Professor Thomas Krabatsch, Andrew Kao, M.D., F.A.C.C. and Dr. William Cohn at the TCT conference are attached hereto as Exhibit 99.1, 99.2, 99.3 and 99.4 respectively.  A copy of each presentation will be posted under the Investor Relations section of Sunshine Heart’s website at http://www.sunshineheart.com.

Limitation of Incorporation by Reference

In accordance with General Instruction B.2. of Form 8-K, this information including Exhibits 99.1, 99.2, 99.3 and 99.4, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release - Sunshine Heart to Provide Summary of Initial OPTIONS HF Data and Additional Clinical Updates at 2013 Transcatheter Cardiovascular Therapeutics Analyst Event

99.2	Presentation - Professor Thomas Krabatsch, Director of Mechanical Circulatory Support at the German Heart Institute, Berlin

99.3	Presentation - Andrew Kao, M.D., F.A.C.C., Associate Professor of Medicine, University of Missouri-Kansas City

99.4	Presentation - Dr. William Cohn, Director of Minimally Invasive Surgical Technology of Texas Heart Institute

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 29, 2013	SUNSHINE HEART, INC.

	By:	/S/ JEFFREY S. MATHIESEN
	Name:	Jeffrey S. Mathiesen
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release - Sunshine Heart to Provide Summary of Initial OPTIONS HF Data and Additional Clinical Updates at 2013 Transcatheter Cardiovascular Therapeutics Analyst Event

99.2	Presentation - Professor Thomas Krabatsch, Director of Mechanical Circulatory Support at the German Heart Institute, Berlin

99.3	Presentation - Andrew Kao, M.D., F.A.C.C., Associate Professor of Medicine, University of Missouri-Kansas City

99.4	Presentation - Dr. William Cohn, Director of Minimally Invasive Surgical Technology of Texas Heart Institute